UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)       February 18, 2005
                                                  ------------------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

              1-12451                                    11-2636089
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     (Commission File Number)                 (IRS Employer Identification No.)


1850 McDonald Avenue, Brooklyn, New York                               11233
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 18, 2005 New York Healthcare, Inc. (the "Company") entered into an amendment (the "Amendment") to the November 19, 2004 Placement Agent Agreement (the "Placement Agent Agreement") with an investment banking firm, Sterling Financial Investment Group, Inc. (the "Placement Agent") in connection with the Placement Agent acting as placement agent for the Company's previously announced offering (the "Offering") of shares of its unregistered common stock, $0.01 par value ("Common Stock") and associated Common Stock purchase warrants. The Offering was made to persons who qualify as "accredited investors" as defined in the rules under the Securities Act of 1933, as amended, (the "Act") pursuant to the terms of a Confidential Private Placement Memorandum.

     The Amendment provided for an extension of the Placement Agent Agreement and the date by which a closing of the Offering is required to occur to February 25, 2005. As noted in Item 3.02 below, the Offering closed on February 24, 2005.

     As discussed in Item 5.02 below, in connection with the consummation of the Offering, Messrs. Jerry Braun ("Braun") and Jacob Rosenberg ("Rosenberg") agreed with the request of the Placement Agent to resign irrevocably as directors and executive officers of the Company. Therefore, in order to secure the obligations of the Company and its subsidiary, NYHC Newco Paxxon, Inc. to (i) consummate the sale of all the assets relating to the Company's home healthcare business (the "Asset Sale") to New York Health Care, LLC, an entity controlled by Braun and Rosenberg pursuant to the terms of a Purchase and Sale Agreement dated July 15, 2004 (the "Purchase Agreement") or (ii) comply with any future payment obligations of the Company to Braun and Rosenberg under their respective employment agreements with the Company, on February 24, 2005, the Company entered into an agreement (the "Agreement"), which supercedes the escrow agreement dated August 3, 2004 that was canceled, and which grants Messrs. Braun and Rosenberg a security interest in the assets of the Company's home healthcare business being conducted in the states of New York and New Jersey and provides for the deposit of up to $3.55 million in a cash collateral account (collectively, the "Collateral"). None of the assets of the Company's BioBalance Corporation subsidiary ("BioBalance") will be used as Collateral to secure the Company's obligations to Braun and Rosenberg under their respective employment agreements or the Agreement.

     Messrs. Braun and Rosenberg will be entitled to receive all or a portion of the Collateral (and any additional amounts that they are entitled to under their
employment agreements and the Agreement)   if prior to the consummation of the
Asset Sale: (i) the Company breaches the Purchase Agreement and the breach is not cured within any applicable cure period or waived by Messrs Braun and Rosenberg, (ii) there are changes in the composition of a majority of the Company's Board of directors (other than the resignations of Messrs Braun and Rosenberg or a reduction in the number of Board members resulting from death, disability or resignation of a member or the additions of directors that have been expressly approved in writing by Messrs Braun and Rosenberg) (iii) an event occurs that would be considered "good reason" for the resignation of Messrs. Braun and Rosenberg under their employment agreements with the


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Company  or would be considered a "change of control" under those employment agreements or (iv) the Asset Sale has been terminated or abandoned for any reason prior to December 31, 2005 (other than as a result of a breach of the Purchase Agreement by, or a failure to act by, NY Health Care LLC or Braun or Rosenberg).

     Pursuant to the terms of their respective employment agreements, as a result of their resignations from the Company's Board of Directors as of the close of business on February 24, 2005, on that date , each of Braun and Rosenberg received ten year stock options ("Options") to purchase 500,000 shares of the Company's common stock at an exercise price of $0.85 per share, pursuant to the Company's Performance Incentive Plan.

     As a result of the closing of the Offering, on February 24, 2005, the annual base salary of Mr. Dennis O'Donnell's employment agreement with BioBalance was increased by $25,000 to $225,000.

Item 3.02 Unregistered Sales of Equity Securities.

     On February 24, 2005 the Company consummated the Offering which resulted in its issuing an aggregate of (i) 7,899,362 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase 3,949,681 shares of Common Stock (the "Warrants") to persons who qualify as "accredited investors" within the meaning of rule 501 of Regulation D promulgated under the Act. The aggregate purchase price for the Shares and Warrants was $ 4,897,600. Each Warrant is exercisable to purchase one share of the Company's Common Stock at an exercise price of $0.78 per share during the five-year period commencing on February 24, 2005. The Shares and Warrants were issued to the purchasers without registration under the Act, in reliance upon the exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated thereunder. The issuances did not involve any public offering; no general solicitation or general advertising was used in connection with the Offering; the Company obtained representations from the purchasers regarding their investment intent, experience and sophistication; the purchasers either received or had access to adequate information about the Company in order to make informed investment decisions; the purchasers represented that they were "accredited investors" within the meaning of Rule 501 of Regulation D and the Shares and Warrants were issued with restricted securities legends. In connection with the Offering, the Company paid the Placement Agent commissions of $470,260 and an additional $146,616 to cover non-accountable and certain other expenses of the Placement Agent. In addition, the Company issued to the Placement Agent and its designees five-year warrants to purchase an aggregate of 1,777,356 shares of the Company's common stock at $0.62 per share.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     As indicated in Item 1.01 above, at the close of business on February 24, 2005:(i) Mr. Braun resigned as a director and as the Company's Chief Executive Officer and President and (ii) Mr. Rosenberg resigned as a director and as the Company's Vice President, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and Secretary. Mr. Braun will continue to be employed by the Company as the President of its home healthcare division and Mr. Rosenberg will continue to be employed by the Company as the Vice President of the Company's home healthcare division. Other than their ceasing to be officers of the Company and the resulting changes in their duties and responsibilities, their respective employment agreements with the Company remain in effect. In addition, Messrs. Braun and Rosenberg will have board observer rights with respect to the Company's board of directors until such time as the Asset Sale is consummated.

     As of the close of business on February 24, 2005, Mr. O'Donnell became the Company's Chief Executive Officer and Secretary. Mr. O'Donnell also retains his position as the Chief Executive Officer and a director of BioBalance and as a director of the Company.

     On February 18, 2005 Mr. H. Gene Berger resigned as a director of the Company and of BioBalance.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEW YORK HEALTH CARE, INC.
                                   (Registrant)


                                   By: /s/  Dennis O'Donnell
                                       -----------------------------------------
                                       Dennis O'Donnell, Chief Executive Officer



Date:  February 25, 2005


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